GENERAL PARTNER'S PAYMENT CERTIFICATE

                                (First Installment)

  Certificate, dated as of October __, 1998 (this "Certificate"), of BRADFORD PARK, LLC, a Mississippi limited liability company (the "General Partner").
  This Certificate is delivered pursuant to the provisions of Section 5.1 of the First Amended and Restated Agreement of Limited Partnership dated as of February 1, 1998 (the "Partnership Agreement") of SOUTHAVEN PARTNERS I, L.P., a Mississippi limited partnership (the "Partnership").

    The undersigned hereby certify that:

       (i)	The General Partner has satisfied and continues to satisfy
all of its material obligations under the Partnership Agreement.

       (ii)	The covenants, representations and warranties set forth in
Sections 6.5 and 6.6 of the Partnership Agreement are true and correct as of the date hereof.

      (iii)	The Partnership is not in default under any of the
Project Documents or any other material obligation of the Partnership.

      (iv)	The covenants, representations and warranties set forth in
the Tax Certificate issued by the General Partner to BOSTON
CAPITAL TAX CREDIT FUND IV L.P., a Delaware limited partnership, and dated as of October __, 1998 are correct as of the date hereof in all material respects.

      (v)	The facts and representations set forth in the Fact Sheet
attached hereto as Exhibit A and Exhibit B are true and correct as of the date hereof.

      (vi)	Each of the conditions precedent to the payment of the First
Installment (as such term is defined in the Partnership
Agreement) has been satisfied as of the date hereof.

  IN WITNESS WHEREOF, the undersigned has caused this Certificate to be executed as of the day and year set forth above.

  GENERAL PARTNER:                  BRADFORD PARK, LLC, a Mississippi limited
                                    liability company


                                   By:	/s/ J.H. Thames, Jr.
                                          	J.H. Thames, Jr., Member/Manager




                                                                Exhibit A
                                     FACT SHEET

                             SOUTHAVEN PARTNERS I, L.P.

  1. Sources and Uses of Funds

     SOURCES OF FUNDS                            APPLICATIONS OF FUNDS

Bond Loan              $9,765,000              Land               $1,000,000

(underlying L/C        ($235,000)
$235,000)              Less Discount)


Deferred
Development Fee        $556,755               Construction Hard
                                              Costs               $9,623,605

Investment Limited
Partner Capital
                      $3,165,041             Construction Soft
                                             Costs                $1,495,358

General Partner
Capital                    $100              Construction
                                             Contingency            $213,100


                                             Development Fee      $1,154,833


TOTAL                $13,486,896             TOTAL               $13,486,896

  2. Financing

     Bond Loan

     A.	Lender/Trustee:                  Mississippi Regional Housing Authority
                                         No.II/First Tennessee Bank National
                                         Association

     B.	Mortgage Amount:                 $9,765,000

     C.	Note Date:                       October 1, 1998

     D.	Interest Rate:                   [__%

     E.	Amortization:                   30 years

     F.	Maturity Date:                  Mandatory Put date is October 1, 1999

     G.	Guarantors:                     Nonrecourse/Letter of Credit Security

     Letter of Credit

     A.	Issuer:                         AmSouth Bank

     B.	Amount:                         $9,765,000

     C.	Stated Termination Date:        no later than October 15, 2001

     D.	Beneficiary:                    Bond Trustee

     E.	Guarantor:                      J.H. Thames, Jr., Rodney F. Triplett,
                                        Jr.


3.   Eligible Basis:	       	$11,948,352

4.   Qualified Basis:	      	$11,948,352

5. GP Capital Contribution: 	$100

6. Type of Credit:	         	4%, New Construction; Tax-Exempt Bond Financing

7. Rent-up Schedule:         50% by June 30, 2000;
                             75% by September 30, 2000; and
                             100% by December 31, 2000;

8. Projected Credit to the
   Investment Partnership:

   A.	$13,709 for 1999,
   B.	$246,755 for 2000,
   C.	$427,708 per annum for each of the years 2001 through 2008
      (inclusive), and
   D.	$413,999 for 2009,
   E.	$180,953 for 2010.

9. Total Projected Credit:

   A.	$13,710 for 1999,
   B.	$246,779 for 2000,
   C.	$427,751 per annum for each of the years 2001 through 2008
      (inclusive), and
   D.	$414,041 for 2009,
   E.	$180,972 for 2010.

10. Tax Credit Application:

    A.	Credit Approval Date:                  August __, 1998

    B.	Credit Approval Amount:                $427,708/year

    C.	Carryover Allocation Date:             N/A

    D.	Carryover Allocation Amount:           N/A

    E.	Tax Credit Rate on 8609:               To be determined

11. Apartment Complex:

    A.	Name:                                 Bradford Park Apartments

    B.	Address:                              Airways Road

                                             Southaven, MS
    C.	County:                               Desoto County

    D.	MSA:                                  Desoto County

    E.	Type of Project:                      Multi-family

12. Median Income:                      			$45,000 (Family of Four, 1998)

13. Kind of Apartments:

  Number of      Number of            Total          Basic           Utility
  Bedrooms           Units           Sq. Ft.         Rent            Allowance

  	1                 32             958/unit       $456/month          $45

	  2                112           1,150/unit       $548/month          $53

  	3                 64           1,349/unit       $635/month          $60

14. Rental Assistance:		          	N/A

15. Annual Operating Expense:	    $527,863 (plus 3% annual
    (beginning 1999)		             inflation)

16. Replacement Reserve Account:	 $41,600 year
    (beginning 1998)

17. Maximum Yearly Distribution of
    Cash Flow permitted:

18. Amount of Asset Management Fee
    to Boston Capital	              		$5,000/year 1
    (commencing 2000)

19. Amount of Total Depreciable Base
    Allocated to Personal Property:  	$609,200

20. Completion Date:		               	July 31, 2000 (anticipated)

21. Total Capital Contribution of
    Investment Partnership:	         	$3,165,041

22. Schedule of Capital Contributions

    Amount         Installment       Conditions on Capital Contributions

    $1,899,024       First           on the latest to occur of (A) the
                                     Admission Date, (B) the Bond Loan
                                     Full Funding Date and (C) Tax Credit
                                     Set-Aside and (D) receipt of Permanent
                                     Mortgage Commitment.

    $633,009        Second           on the 50% Completion Date;

    $316,504        Third            on the latest to occur of (A) the
                                     Completion Date, (B) Cost Certification,
                                     (C) receipt of current liability Insurance
                                     Certificates, (D) receipt of an updated
                                     Title Policy in form and substance
                                     satisfactory to the Special Limited
                                     Partner, which policy in no event shall
                                     contain a survey exception or (E) receipt by the Investment Limited Partner of an Estoppel Letter from each Lender and
                                     (F) receipt of Contractor Pay-Off Letter.

   $316,504 Fourth on the latest to occur of (A) the Initial 100% Occupancy Date, (ii) Permanent Mortgage Commencement, (iii) Rental Achievement;

23. Fees and Special Distributions to be paid from Capital Contributions:

24. General Partner:		              	Bradford Park, LLC

           	Contact:                 J. H. Thames, Jr.

           	Address:                 P.O. Box 741
                                     Jackson, MS  39205

           	Telephone:              (601) 939-0225

           	Fax:                    (601) 932-2532

25. Ownership Interests:

    Partner            Normal            Capital                Cash
                     Operations        Transactions             Flow

 General Partner         0.01%              80%                   90%

 Investment Limited
 Partner                99.99%          19.999%                   10%

 Special Limited Partner    0%            .001%                    0%

26. Management Agent:		               	Park Management, Inc.

    Contact:                           Tammy Dykes

    Address:                           P.O. Box 741
                                       Jackson, MS  39205

    Telephone:                        (601) 939-0225

    Amount of Fee:  6% of collected rents (5% fixed, 1% contingent)

27. Builder:		                      		Unicorp, Inc.

    Builder's Profit:                 $544,732

    Builder's Overhead:               $177,073

28. Tax Return Preparer/Auditor:	     Bob Robinson, CPA

    Address:                         2084 Dunbarton Drive
                                     Jackson, MS  39216
    Telephone:                       (601) 982-3875

29. Partnership Federal ID Number:   	64-0898076

30. Operating Deficit Guarantees:   	Guaranty limited to 12 months Reserves,
                                     Operating Expenses and Debt Service from
                                     Rental Achievement until the later of the third (3rd) anniversary of Rental Achievement or the closing of a new Permanent Loan

31. Building Breakdown:              26 buildings

       BIN                          # of Units

  Not yet assigned                      208


      TOTAL                             208


                                                            Exhibit B

                           Certificate of Partnership,
                       General Partner and Original Limited
                      Partner Re: Lack of Disqualifications

  The Partnership, its Operating General Partner and its Original Limited Partner (as identified on the Payment Certificate to which this Certificate is attached as Exhibit B) hereby represent to you that neither (i) the Partnership, (ii) any predecessor of the Partnership, (iii) any of the Partnership's affiliates ("affiliate" meaning a person that controls or is controlled by, or is under common control with, the Partnership), (iv) any sponsor (meaning any person who (1) is directly or indirectly instrumental in organizing the Partnership or (2) will directly or indirectly manage or participate in the management of the Partnership or (3) will regularly perform, or select the person or entity who will regularly perform, the primary activities of the Partnership), (v) any officer, director, principal or general partner of the Partnership or of any sponsor, (vi) any officer, director, principal, promoter or general partner of the Operating General Partner, (vii) any beneficial owner of ten percent or more of any class of the equity securities of the Partnership or of any sponsor (beneficial ownership meaning the power to vote or direct the vote and/or the power to dispose or direct the disposition of such securities), (viii) any promoter of the Partnership (meaning any person who, acting alone or in conjunction with one or more other persons, directly or indirectly has taken, is taking or will take the initiative in founding and organizing the business of the Partnership or any person who, in connection with the founding and organizing of the business or enterprise of the Partnership, directly or indirectly receives in consideration of services or property, or both services and property, ten percent or more of any class of securities of the Partnership or ten percent or more of the proceeds from the sale of any class of such securities; provided, however, a person who receives such securities or proceeds either solely as underwriting commissions or solely in consideration of property shall not be deemed a promoter if such person does not otherwise take part in founding and organizing the enterprise) presently connected with the Partnership in any capacity:

  (1) 	Has filed a registration statement which is the subject of
any pending proceeding or examination under the securities laws of any jurisdiction, or which is the subject of any refusal order or stop order thereunder entered within five years prior to the date hereof;

  (2) 	Has been convicted of or pleaded nolo contendere to a
misdemeanor or felony or, within the last ten years, been held liable in a civil action by final judgment of a court based upon conduct showing moral turpitude in connection with the offer, purchase or sale of any security, franchise or commodity (which term, for the purposes of this Certificate shall hereinafter include commodity futures contracts) or any other aspect of the securities or commodities business, or involving racketeering, the making of a false filing or a violation of Sections 1341, 1342 or 1343 of Title 18 of the United States Code or arising out of the conduct of the business of an issuer, underwriter, broker, dealer, municipal securities dealer, or investment adviser, or involving theft, conversion, misappropriation, fraud, breach of fiduciary duty, deceit or intentional wrongdoing including, but not limited to, forgery, embezzlement, obtaining money under false pretenses, larceny fraudulent conversion or misappropriation of property or conspiracy to defraud, or which is a crime involving moral turpitude, or within the last five years of a misdemeanor or felony which is a criminal violation of statutes designed to protect consumers against unlawful practices involving insurance, securities, commodities, real estate, franchises, business opportunities, consumer goods or other goods and services;

  (3) 	Is subject to (a) any administrative order, judgment or
decree entered within five years prior to the date hereof entered or issued by or procured from a state securities commission or administrator, the Securities and Exchange Commission ("SEC"), the Commodities Futures Trading Commission or the U.S. Postal Service, or to (b) any administrative order or judgment, arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, or investment adviser, or involving deceit, theft, fraud or fraudulent conduct, or breach of fiduciary duty, or which is based upon a state banking, insurance, real estate or securities law or (c) has been the subject of any administrative order, judgment or decree in any state in which fraud, deceit, or intentional wrongdoing, including, but not limited to, making untrue statements of material fact or omitting to state material facts, was found;

  (4) 	Is subject to any pending proceeding in any jurisdiction
relating to the exemption from registration of any security or offering, or to any order, judgment or decree in which registration violations were found or which prohibits, denies or revokes the use of any exemption from registration in connection with the offer, purchase or sale of securities, or to an SEC censure or other order based on a finding of false filing;

  (5) 	Is subject to any order, judgment or decree of any court or
regulatory authority of competent jurisdiction entered within five years prior to the date hereof, temporarily, preliminarily or permanently restraining or enjoining such persons from engaging in or continuing any conduct or practice in connection with any aspect of the securities or commodities business or involving the making of any false filing or arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, or investment adviser, or which restrains or enjoins such person from activities subject to federal or state statutes designed to protect consumers against unlawful or deceptive practices involving insurance, banking, commodities, real estate, franchises, business opportunities, consumer goods and services, or is subject to a United States Postal Service false representation order entered within five years prior to the date hereof, or is subject to a temporary restraining order or preliminary injunction with respect to conduct alleged to have violated section 3005 of Title 39, United States Code;

  (6) 	Is suspended or expelled from membership in, or suspended or barred from association with a member of, an exchange registered as a national securities exchange, an association registered as a national securities association, or any self-regulatory organization registered pursuant to the Securities Exchange Act of 1934, or a Canadian securities exchange, or association or self-regulatory organization operating under the authority of the Commodity Futures Trading Commission, or is subject to any currently effective order or order entered within the past five years of the SEC, the Commodity Futures Trading Commission or any state securities administrator denying registration to, or revoking or suspending the registration of, such person as a broker-dealer, agent, futures commission merchant, commodity pool operator, commodity trading adviser or investment adviser or associated person of any of the foregoing, or prohibiting the transaction of business as a broker-dealer or agent;

  (7) 	Has, in any application for registration or in any report
required to be filed with, or in any proceeding before the SEC or any state securities commission or any regulatory authority willfully made or caused to be made any statement which was at the time and in the light of the circumstances under which it was made false or misleading with respect to any material fact, or has willfully omitted to state in any such application, report or proceeding any material fact which is required to be stated therein or necessary in order to make the statements made, in the light of the circumstances under which they are made, not misleading, or has willfully failed to make any required amendment to or supplement to such an application, report or statement in a timely manner;

  (8) 	Has willfully violated any provision of the Securities Act
of 1933, the Securities Exchange Act of 1934, the Trust Indenture Act of 1939, the Investment Advisers Act of 1940, the Investment Company Act of 1940, the Commodity Exchange Act of 1974 or the securities laws of any state, or any predecessor law, or of any rule or regulation under any of such statutes;

  (9) 	Has willfully aided, abetted, counseled, commanded, induced
or procured the violation by any other person of any of the statutes or rules or regulations referred to in subsection (8) hereof;

  (10) 	Has failed reasonably to supervise his agents, if he is
a broker-dealer, or his employees, if he is an investment adviser, but no person shall be deemed to have failed in such supervision if there have been established procedures, and a system for applying such procedures, which would reasonably be expected to prevent and detect, insofar as practicable, any violation of statutes, rules or orders described in subsection
(8) and if such person has reasonably discharged the duties and obligations incumbent upon him by reason of such procedures and system without reasonable cause to believe that such procedures and system were not being complied with;

  (11) 	Is subject to a currently effective state
administrative order or judgment procured by a state securities administrator within five years prior to the date hereof or is subject to a currently effective United States Postal Service fraud order or has engaged in dishonest or unethical practices in the securities business or has taken unfair advantage of a customer or is the subject of sanctions imposed by any state or federal securities agency or self-regulatory agency;

  (12) 	Is insolvent, either in the sense that his liabilities
exceed his assets or in the sense that he cannot meet his obligations as they mature, or is in such financial condition that he cannot continue his business with safety to his customers, or has not sufficient financial responsibility to carry out the obligations incident to his operations or has been adjudged a bankrupt or made a general assignment for the benefit of creditors; or

  (13) 	Is selling or has sold, or is offering or has offered
for sale, in any state securities through any unregistered agent required to be registered under the Pennsylvania Securities Act of 1972, as amended (the "Pennsylvania Act") or for any broker-dealer or issuer with knowledge that such broker-dealer or issuer had not or has not complied with the Pennsylvania Act.
If the Partnership is subject to the requirements of Section 12, 14 or 15(d) of the Securities Exchange Act of 1934, then the Partnership has filed all reports required by those Sections to be filed during the 12 calendar months preceding the date hereof (or for such shorter period that the Partnership was required to file such reports).